                                                                    Exhibit 10.1


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

                       THIRD AMENDMENT AND LIMITED WAIVER
                               TO CREDIT AGREEMENT

          This THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 30, 1999 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation (the "COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), MELLON BANK, N.A., as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS"), and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among the Borrowers, the Lenders, the Administrative Agent and the Documentation Agent, as amended as of June 26, 1998 and as of March 10, 1999 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                 R E C I T A L S

          WHEREAS, Wolverine Canada desires to enter into a joint venture with Ratcliffs/Severn Limited, an Ontario Corporation ("RATCLIFFS") pursuant to an Acquisition Agreement to be entered into by and among Wolverine Canada, Ratcliffs and Wolverine Ratcliffs, Inc. ("WRI"), in substantially similar form to the draft dated June 23, 1999 and distributed to the Lenders on June 28, 1999 (the "ACQUISITION AGREEMENT"), which provides that Wolverine Canada will transfer certain assets to WRI, a newly formed Ontario corporation that will be a Subsidiary of Wolverine Canada, on the initial closing date thereunder, and Ratcliffs will transfer certain assets to WRI on the initial closing date and on subsequent closing dates as contemplated therein;

          WHEREAS, Ratcliffs will eventually own 25.5% of the issued and outstanding capital stock of WRI and Wolverine Canada will own the remaining shares;

          WHEREAS, pursuant to the Acquisition Agreement, Wolverine Canada will transfer substantially all of the copper and brass strip manufacturing business, and the assets and liabilities relating thereto, carried on by Wolverine Canada at its facility in Fergus, Ontario and shall grant a non-exclusive/ non-transferable license for use of the "Wolverine" trademark in connection therewith for so long as WRI is a Subsidiary of Wolverine Canada (such assets and granting of a trademark license the "TRANSFERRED ASSETS");

          WHEREAS, in consideration for the Transferred Assets, Wolverine Canada will receive 745 common shares of stock of WRI and a non-interest bearing promissory note in the amount of Cdn.$5,000,000 payable in full within 45 days of its issuance;

          WHEREAS, Wolverine Canada will make an intercompany loan to WRI in an aggregate principal amount not to exceed Cdn.$8,500,000, which will be secured by a lien on substantially all of the personal property of WRI pursuant to a general security agreement executed by WRI in favor of Wolverine Canada and subordinated to the lien granted over the same assets to secure WRI's working capital facility with other lenders;

          WHEREAS, pursuant to the Acquisition Agreement, Wolverine Canada will enter into a Unanimous Shareholders' Agreement with Ratcliffs and WRI in substantially similar form to the draft dated June 22, 1999 and distributed to the Lenders on June 28, 1999 (the "STOCKHOLDERS AGREEMENT"), which, inter alia, includes provisions that, by requiring supermajority approval, have the effect of restricting WRI's ability to (i) pay dividends or make any other distributions on any of WRI's capital stock owned by Wolverine Canada; (ii) make loans or advances to the Borrowers or any Subsidiary of the Borrowers, (iii) transfer any of its property or assets to the Borrowers or any Subsidiary of the Borrowers, or (iv) grant a Lien to the Administrative Agent to secure the Obligations without the consent of Ratcliffs, as shareholder, or directors that have been appointed by Ratcliffs;

          WHEREAS, in connection with the foregoing the Borrowers have requested that Requisite Lenders, pursuant to Section 10.6 of the Credit Agreement, agree to modify and or waive certain provisions of the Credit Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1
                      AMENDMENTS EFFECTIVE UPON ACQUISITION

          Upon the consummation of the transactions contemplated by the Acquisition Agreement, and so long as (i) no Potential Event of Default or Event of Default has occurred and is continuing at that time, or would result therefrom, and (ii) the Borrowers are in compliance on a pro forma basis with the financial covenants contained in Section 7.6 of the Amended Agreement (as defined below) for the preceding four fiscal quarters, assuming that the transactions contemplated by the Acquisition Agreement occurred at the beginning of such period, the terms of the Credit Agreement shall simultaneously therewith be amended as follows:

A. AMENDED DEFINITIONS. The following definitions set forth in Subsection 1.1 of the Credit Agreement shall be amended by deleting each such definition in its entirety and substituting the following definitions therefor:

          ""CANADIAN DOLLARS" and the symbols "CDN.$" means the freely transferable money of the country of Canada.



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

          "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than any Subsidiary of any Borrower other than WRI) in which any other Person (other than any Borrower or any of its respective Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to any Borrower or any of its respective Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of any Borrower or is merged into or consolidated with any Borrower or any of its respective Subsidiaries or that Person's assets are acquired by any Borrower or any of its respective Subsidiaries, (iii) the income of any Subsidiary of any Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses."

B. ADDITIONAL DEFINITIONS. Subsection 1.1 of the Credit Agreement shall be further amended by adding the following definitions thereto in the appropriate alphabetical order:

          ""RATCLIFFS" means Ratcliffs/Severn Limited, an Ontario corporation.

          "WRI" means Wolverine Ratcliffs, Inc. an Ontario corporation.

          "WRI ACQUISITION AGREEMENT" means the Acquisition Agreement by and among Wolverine Canada, Ratcliffs/Severn Limited, an Ontario corporation and WRI, submitted to Requisite Lenders in connection with the approval of the Third Amendment with such changes thereto as were agreed to by the Administrative Agent prior to its execution, with such further changes, amendments, supplements or other modifications that may be approved by Requisite Lenders from time to time.

          "WRI SECURITY AGREEMENT" means the general security agreement executed by WRI in favor of Wolverine Canada to secure the intercompany indebtedness in an aggregate principal amount not in excess of Cdn.$8,500,000 owed by WRI to Wolverine Canada (which amount shall not include the indebtedness evidenced by the WRI Short-Term Note) and approved prior to its execution by the Administrative Agent, with such amendments, supplements or other modifications that are approved by Requisite Lenders from time to time.

          "WRI SHORT-TERM NOTE" means the non-interest bearing promissory note payable in full within 45 days of its issuance issued by WRI for the benefit or Wolverine Canada in the amount of Cdn.$5,000,000.

          "WRI STOCKHOLDERS AGREEMENT" means the Unanimous Shareholders' Agreement by and among Wolverine Canada, Ratcliffs/Severn Limited, an Ontario corporation and WRI, submitted to Requisite Lenders in connection with the approval of the Third Amendment with such changes thereto as were agreed to by the Administrative Agent prior to its execution, with such further changes, amendments, supplements or other modifications that may be approved of by Requisite Lenders from time to time.

          "THIRD AMENDMENT" means that certain Third Amendment and Limited Waiver to Credit Agreement dated as of June 30, 1999, by and among the Company, the Borrowers, the financial institutions listed on the signature pages thereof, the Administrative Agent and the Documentation Agent."

C. INTERCOMPANY INDEBTEDNESS. Subsection 7.1 of the Credit Agreement shall be amended by deleting subsection (iv) and substituting therefor the following:

          "(iv) The Borrowers may become and remain liable with respect to Indebtedness to any of their wholly-owned Subsidiaries, any wholly-owned Subsidiary of the Company that is a Subsidiary Guarantor may become and remain liable with respect to Indebtedness to the Company or any other wholly-owned Subsidiary of the Company and WRI may become and remain liable with respect to the Indebtedness to Wolverine Canada that is evidenced by the WRI Short-Term Note and additional Indebtedness to Wolverine Canada in an amount not in excess of Cdn.$8,500,000; provided that (a) all such intercompany Indebtedness in an amount in excess of $2,500,000 (or, with respect to Indebtedness owed by Wolverine Finance to (X) the Company, $20,000,000 and (Y) Small Tube, $20,000,000) in the aggregate shall be evidenced by promissory notes, (b) all such intercompany Indebtedness in an amount in excess of $2,500,000 in the aggregate owed by any Borrower to any of its respective Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Subsidiary of any Borrower under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to such Borrower or to any of its respective Subsidiaries for whose benefit such payment is made;"

D. WRI SECURED INDEBTEDNESS. Subsection 7.1 of the Credit Agreement shall be amended by adding the following subsection (xii) immediately after subsection
(xi) thereto:

          "(xii) WRI may become and remain liable with respect to other secured Indebtedness in an aggregate principal amount not to exceed $20,000,000 at any time outstanding."

E. PROHIBITIONS ON LIENS. Subsection 7.2A of the Credit Agreement shall be amended by adding the following subsections (iv) and (v) immediately after subsection (iii) thereto:

          "(iv) Liens on the assets of WRI granted pursuant to the WRI Security Agreement; and

          (v) Liens incurred or assumed in connection with Indebtedness permitted by subsection 7.1(xii)."

F. LIMITATIONS ON CERTAIN RESTRICTIONS. Subsection 7.2 of the Credit Agreement shall be amended by deleting subsection D thereto and substituting therefor the following:

          "D. LIMITATIONS ON CERTAIN RESTRICTIONS. Except as provided herein, the Borrowers will not, and will not permit any of their respective Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by the Borrowers or any other Subsidiary of the Borrowers, (ii) repay or prepay any Indebtedness owed by such Subsidiary to the Borrowers or any other Subsidiary of the Borrowers, (iii) make loans or advances to the Borrowers or any other Subsidiary of the Borrowers, (iv) transfer any of its property or assets to the Borrowers or any other Subsidiary of the Borrowers, or (v) grant a Lien to the Administrative Agent to secure the Obligations, other than pursuant to the WRI Stockholders Agreement."

G. INVESTMENTS; JOINT VENTURES. Subsection 7.3 of the Credit Agreement shall be amended by deleting subsection (vi) and substituting therefore the following:

          "(vi) The Borrowers may make Investments in Joint Ventures in an aggregate amount not to exceed $17,000,000."

H. RESTRICTION OF FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS. Subsection
7.7 of the Credit Agreement shall be amended by adding the following subsection
(vii) immediately after subsection (vi) thereto:

          "(vii) WRI may issue additional shares of its capital stock to Ratcliffs at the time of the "Secondary Closing" and the "Final Closing" in accordance with the terms of the WRI Acquisition Agreement (as each such term is defined therein); provided that Ratcliffs shall not in the aggregate own more than 25.5% of the issued and outstanding shares of WRI."

                                   SECTION 2
                                OTHER AMENDMENTS

A. ADDITIONAL DEFINITIONS. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

          "GRANTING LENDER" has the meaning assigned to that term in Subsection 10.1G

          "SPC" has the meaning assigned to that term in Subsection 10.1G

B. ASSIGNMENTS. Subsection 10.1 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof as a new clause G to the end of such section:

               "G. ASSIGNMENT TO SPECIAL FUNDING VEHICLES. Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (a "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the applicable Borrower, the option to provide to either Borrower all or part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan; (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitments of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings under the laws of the United States, any State thereof or Canada. In addition, notwithstanding anything to the contrary contained in this Section 10.1, any SPC may (i) with notice to, but without the prior written consent of, the applicable Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the applicable Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to



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

          such SPC. This selection may not be amended without the written consent of the SPC."

                                   SECTION 3
                                 LIMITED WAIVER

          Provided that (i) as of the date hereof and as of the date that Wolverine Canada enters into the Acquisition Agreement and (ii) after giving effect to the transactions contemplated by the Acquisition Agreement:

          (i) no Potential Event of Default or Event of Default exists;

          (ii) the Borrowers are in compliance on a pro forma basis for the preceding four fiscal quarters, assuming that the transactions contemplated by the Acquisition Agreement occurred at the beginning of such period, with the financial covenants contained in Section 7.6 of the Amended Agreement (as defined below); and

          (iii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

the provisions of subsections 2.4A(iii)(c), 7.3, 7.7 and 7.11 are hereby waived to the extent but only to the extent necessary to permit Wolverine Canada to execute and deliver the Acquisition Agreement and consummate the transactions contemplated thereby.

                                   SECTION 4
                              LIMITATION OF WAIVER

          Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the Acquisition Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

     (a) constitute a waiver of compliance by the Borrowers with respect to (i) subsections 2.4A(iii)(c), 7.3, 7.7 and 7.11 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Acquisition Agreement or otherwise); or

     (b) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.




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

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                   SECTION 5
                    BORROWERS' REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company and Wolverine Canada hereby represents and warrants to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. The Company and Wolverine Canada have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company and Wolverine Canada, as the case may be.

          C. NO CONFLICT. The execution and delivery by the Company and Wolverine Canada of this Amendment and the performance by the Company and Wolverine of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company, Wolverine Canada or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company, Wolverine Canada or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company, Wolverine Canada or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company, Wolverine Canada or any of their respective Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and Wolverine Canada of this Amendment and the performance by Company and Wolverine Canada of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Company and Wolverine Canada and are the




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

legally valid and binding obligations of the Company and Wolverine Canada enforceable against the Company and Wolverine Canada in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                    SECTION 6
                                  MISCELLANEOUS

A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the provisions of the Credit Agreement as amended and waived hereby.

          (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT

LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrowers and Requisite Lenders, (ii) receipt by the Company and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (iii) receipt by the Administrative Agent from the Company for distribution to the Lenders party to this Amendment of an amendment fee in an amount equal to 0.05% of each such Lender's Commitment (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"); provided, that the amendments set forth in Section 1 hereof shall not become effective except as set forth in such Section.

                                   SECTION 7
                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

          Each of Tube Forming L.P., Small Tube Manufacturing Corp., and Wolverine Finance Company hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]






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


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.




                                       WOLVERINE TUBE, INC.

                                       By: /s/ James E. Deason
                                          -------------------------------------
                                          Name: James E. Deason
                                          Title: Executive Vice President

                                       Notice Address:
                                       Wolverine Tube, Inc.
                                       1525 Perimeter Parkway, Suite 210
                                       Huntsville, Alabama  35808
                                       Attention: James E. Deason

                                       WOLVERINE TUBE (CANADA) INC.

                                       By: /s/ James E. Deason
                                          -------------------------------------
                                          Name: James E. Deason
                                          Title: Executive Vice President --
                                                 Finance & Administration

                                       Notice Address:

                                       Wolverine Tube, Inc.
                                       1525 Perimeter Parkway, Suite 210
                                       Huntsville, Alabama  35808
                                       Attention: James E. Deason




                                      S-1                              Execution

                                  TUBE FORMING L.P.,
                                  a Delaware limited partnership

                                  By: WOLVERINE TUBE, INC.

                                      By: /s/ James E. Deason
                                         --------------------------------------
                                         Name: James E. Deason
                                         Title: Executive Vice President


                                  Notice Address:

                                  Wolverine Tube, Inc.
                                  1525 Perimeter Parkway, Suite 210
                                  Huntsville, Alabama 35808
                                  Attention: James E. Deason




                                  SMALL TUBE MANUFACTURING CORP.,
                                  a Delaware corporation


                                  By: /s/ James E. Deason
                                     -----------------------------------------
                                     Name: James E. Deason
                                     Title: Executive Vice President


                                  Notice Address:


                                  Wolverine Tube, Inc.
                                  1525 Perimeter Parkway, Suite 210
                                  Huntsville, Alabama 35808
                                  Attention: James E. Deason




                                      S-2                             Execution

                                  WOLVERINE FINANCE COMPANY,
                                  a Tennessee corporation



                                  By: /s/ James E. Deason
                                     ------------------------------------------
                                     Name: James E. Deason
                                     Title: Vice President -- Finance


                                  Notice Address:
                                  Wolverine Tube, Inc.
                                  1525 Perimeter Parkway, Suite 210
                                  Huntsville, Alabama 35808
                                  Attention: James E. Deason






                                      S-3                              Execution

                                  CREDIT SUISSE FIRST BOSTON,
                                  as the Administrative Agent


                                  By: /s/ Robert N. Finney
                                     ------------------------------------------
                                     Name: Robert N. Finney
                                     Title: Managing Director

                                  By: /s/ Thomas G. Muoio
                                     ------------------------------------------
                                     Name: Thomas G. Muoio
                                     Title: Vice President


                                  Notice Address:

                                  Credit Suisse First Boston
                                  11 Madison Avenue
                                  New York, NY 10010-3629
                                  Attention: Robert Finney





                                      S-4                              Execution

                                  CREDIT SUISSE FIRST BOSTON,
                                  as a Lender

                                  By: /s/ Robert N. Finney
                                     ------------------------------------------
                                     Name: Robert N. Finney
                                     Title: Managing Director

                                  By: /s/ Thomas G. Muoio
                                     ------------------------------------------
                                     Name: Thomas G. Muoio
                                     Title: Vice President


                                  Notice Address:

                                  Credit Suisse First Boston
                                  11 Madison Avenue
                                  New York, NY  10010-3629
                                  Attention: Robert Finney




                                      S-5                              Execution

                                   MELLON BANK, N.A., individually and as
                                   Documentation Agent

                                   By: /s/ Roger N. Stanier
                                      -----------------------------------------
                                      Name: Roger N. Stanier
                                      Title: Vice President



                                  Notice Address:
                                  Mellon Bank, N.A.
                                  Three Mellon Bank Center
                                  23rd Floor
                                  Pittsburgh, PA 15259-0003
                                  Attention: Loan Administration

                                  Copy to:

                                  Mellon Bank, N.A.
                                  One Mellon Bank Center
                                  Pittsburgh, PA 15258-0001
                                  Attention: Steven Prather



                                      S-6                             Execution

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, (successor by merger to Bank of America Illinois) as a Lender


                                  By: /s/ Bianca Hemmen
                                      -----------------------------------------
                                      Name: Bianca Hemmen
                                      Title: Senior Vice President


                                  Notice Address:

                                  Bank of America
                                  901 Main Street, 67th Floor
                                  Dallas, Texas 75202
                                  Attention: Bianca Hemmen




                                      S-7                             Execution

                                  CREDIT LYONNAIS ATLANTA AGENCY
                                  as a Lender

                                  By: /s/ David M. Cawrse
                                     -----------------------------------------
                                     Name: David M. Cawrse
                                     Title: First Vice President & Manager


                                  Notice Address:

                                  Credit Lyonnais, Atlanta Agency
                                  One Peachtree Center
                                  303 Peachtree Street NE
                                  Suite 4400
                                  Atlanta, GA 30308
                                  Attention: Ronald Blissett





                                      S-8                             Execution

                                  NATIONSBANK, N.A., (successor by merger to NationsBank, N.A. (South)) as a Lender


                                  By: /s/ Bianca Hemmen
                                     ------------------------------------------
                                     Name: Bianca Hemmen
                                     Title: Senior Vice President


                                  Notice Address:

                                  Bank of America
                                  901 Main Street, 67th Floor
                                  Dallas, Texas 75202
                                  Attention: Bianca Hemmen





                                      S-9                             Execution

                                  THE BANK OF NOVA SCOTIA,
                                  as a Lender


                                  By: /s/ W. J. Brown
                                     ------------------------------------------
                                     Name: W. J. Brown
                                     Title: Vice President


                                  Notice Address:

                                  The Bank of Nova Scotia
                                  Suite 2700
                                  600 Peachtree Street NE
                                  Atlanta, GA 30308
                                  Attention: Pat Brown





                                      S-10                            Execution

                                  FIRST UNION NATIONAL BANK
                                  as a Lender


                                  By: /s/ Donna J. Emhart
                                     ------------------------------------------
                                     Name: Donna J. Emhart
                                     Title: Vice President


                                  Notice Address:

                                  First Union Capital Markets
                                  PA 4805
                                  1339 Chestnut Street
                                  Philadelphia, PA 19107
                                  Attention: Donna J. Emhart





                                      S-11                            Execution

                                  SUNTRUST BANK, NASHVILLE, N.A.
                                  as a Lender


                                  By: /s/ Jon C. Long
                                     ------------------------------------------
                                     Name: Jon C. Long
                                     Title: Vice President


                                  Notice Address:

                                  Suntrust Bank, Nashville, N.A.
                                  P.O.Box 305110
                                  Nashville, TN 37230-5110
                                  Attention: Woody Woodring





                                      S-12                            Execution